Filed Pursuant to Rule 497(e)

Registration Number 333-132438

PROSPECTUS SUPPLEMENT

To Prospectus Dated March 15, 2006

The date of this Prospectus Supplement is March 31, 2011.

AMERITRANS CAPITAL CORPORATION

A Business Development Company

This prospectus supplement supplements and amends the prospectus (the “Prospectus”), dated March 15, 2006, relating to the offer and sale by the selling shareholders identified therein of up to 1,694,520 shares of the common stock, $.0001 par value per share (“Common Stock”), of Ameritrans Capital Corporation (“Ameritrans”).

The purpose of this prospectus supplement is to amend the “Selling Shareholders” section of the Prospectus to reflect (i) the acquisition by Infinity Capital Partners, L.P. (“Infinity Partners”) in a private transaction from Prides Capital Fund I, L.P (“Prides”) of Prides’ remaining 848,500 of the 854,700 shares of Common Stock and 213,675 Common Stock purchase warrants (the “Transferred Warrants”) previously listed for resale in the Selling Shareholder table of the Prospectus and (ii) the expiration without exercise of the Transferred Warrants.

The table of selling shareholders appearing in the Prospectus under the caption “Selling Shareholders” beginning on page 4 of the Prospectus is hereby amended by deleting references to Prides and replacing such references as follows:

	Shares Beneficially Owned as of March 24, 2011			Shares Beneficially Owned After Sale of All Shares Covered by This Prospectus
Stockholder	Number	Percent	Number of Shares Being Registered	Number	Percent
Infinity Capital Partners, L.P.***	1,078,735	31.77%‡	848,500(11)	230,235	6.78%‡

*** Michael Feinsod, our Chief Executive Officer, Chief Compliance Officer and Chairman of our Board of Directors, is the Managing Member of Infinity Capital, LLC (“Infinity Capital”) and Infinity Management, LLC (“Infinity Management”) the General Partner and Investment Manager, respectively, of Infinity Capital Partners, L.P. (“Infinity Partners”).  Accordingly, Infinity Partners is an “interested person” with respect to Ameritrans, as such term is defined in the Investment Company Act of 1940, as amended.  Each of Mr. Feinsod, Infinity Capital and Infinity Management may be deemed to beneficially own the shares of our Common Stock owned by Infinity Partners.  Mr. Feinsod exercises sole voting and investment power with respect to the shares of our Common Stock owned by Infinity Partners.

(11) Does not include 213,675 shares of Common Stock that were issuable upon exercise of the Transferred Warrants, which expired prior to the date hereof.

‡ Calculated based 3,395,583 shares of Common Stock outstanding as of March 25, 2011.

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You should read this prospectus supplement in conjunction with the related Prospectus. This prospectus supplement is not complete without, and may not be delivered or used except in conjunction with, the Prospectus, including any amendments or supplements to the prospectus. This prospectus supplement is qualified by reference to the Prospectus, except to the extent that the information provided by this prospectus supplement supersedes or supplements information contained in the Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.